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EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 4, 2015 with respect to the consolidated financial statements and schedules of Neiman Marcus Group, Inc. included in the Registration Statement on Form S-1 and related Prospectus of Neiman Marcus Group, Inc. dated August 4, 2015.

/s/ ERNST & YOUNG LLP

Dallas, Texas
August 4, 2015

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM